Exhibit 99.1

Venus Acquisition Corporation Announces the Separate Trading of its Ordinary Shares, Rights and Warrants Commencing Tuesday, April 13, 2021

New York, New York, April 9, 2021: Venus Acquisition Corporation (Nasdaq: VENA) (the “Company”) announced that, commencing Wednesday, April 13, 2021, holders of the units sold in the Company’s initial public offering of 4,600,000 units, completed on February 11, 2021, may elect to separately trade the ordinary shares, rights and warrants included in the units. Each unit consists of one ordinary share, one right to receive one-tenth (1/10) of one ordinary share at the closing of a business combination, and one redeemable warrant to purchase one-half of one ordinary share.

Those units not separated will continue to trade on the Nasdaq Capital Market (“Nasdaq”) under the symbol “VENAU.”

The ordinary shares, rights and warrants that are separated will trade on Nasdaq under the symbols “VENA,” “VENAR” and “VENAW,” respectively. Holders of units will need to have their securities brokers contact Vstock Transfer LLC at 18 Lafayette Place, Woodmere, New York 11598, the Company’s transfer agent, in order to separate the units into ordinary shares, rights and warrants.

The units were initially offered by the Company in an underwritten offering through Ladenburg Thalmann & Co. Inc., which acted as the book running manager for the offering and as the representative of the underwriters in the offering and Brookline Capital Markets, a division of Arcadia Securities, LLC, acted as joint bookrunner for the offering. A registration statement relating to the units and the underlying securities was declared effective by the Securities and Exchange Commission (the “SEC”) on February 8, 2021. Copies of the registration statement can be accessed through the SEC's website at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering was made only by means of a prospectus, copies of which may be obtained by contacting Ladenburg Thalmann & Co., Inc. at 277 Park Avenue, 26th Floor, New York, NY 10172; telephone number: 1-800-573-2541, e-mail: prospectus@ladenburg.com.

About Venus Acquisition Corp.

Venus Acquisition Corporation is a blank check company incorporated as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this prospectus as our business combination.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Company Contacts:

Yanming Liu, Chief Executive Officer

477 Madison Avenue

6th Floor

New York, New York 10022

Telephone Number: 1 646 393 6713

Email: ceo@vnusacq.com

source: Venus Acquisition Corporation